UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2010

WORKSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 N. KELLER ROAD, SUITE 500, MAITLAND, FL 32751

(Address of Principal Executive Offices) (Zip Code)

(407) 475-5500

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 13, 2010, Workstream Inc. (the “Company”) entered into separate 2010 Exchange and Share Purchase Agreements and a 2010 Exchange Agreement (collectively, the “Exchange Agreements”) with each of the holders of its senior secured promissory notes (collectively, the “Investors”) pursuant to which, among other things, the Investors exchanged their existing senior secured non-convertible notes and senior secured convertible notes (collectively, the “Notes”) (the aggregate principal amount of all the Notes, together with accrued but unpaid interest and penalties, was $22,356,665) for a total of 682,852,374 of the Company’s common shares (the “Exchange Shares”).  The issuance of the Exchange Shares was deemed to be exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933.

Pursuant to the terms of the Exchange Agreements with certain of the Investors, the Company consummated a private placement pursuant to which it raised $750,000 through the sale of an aggregate 37,936,243 common shares in the Company to certain of the Investors.  Simultaneous with the consummation of the transactions contemplated by the Exchange Agreements, pursuant to the terms of a Stock Purchase Agreement (the “Stock Purchase Agreement”) between the Company, an affiliate of John Long and David Kennedy and Ezra Schneier (together, the “New Management Team”), the Company completed a private placement pursuant to which it raised an additional $500,000 through the sale of an aggregate 25,290,828 common shares in the Company to the New Management Team (such common shares, together with the common shares purchased under the Exchange Agreements by the Investors, the “Purchased Shares”).  The issuance of the Purchased Shares was deemed to be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.  The Company will use the proceeds from the private placements for working capital and general corporate purposes.

The Company and each of the Investors also entered into a Third Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to register for resale under the Securities Act of 1933, upon the request of a majority of the holders of Registrable Securities thereunder, the Exchange Shares, the Purchased Shares and the common shares issuable upon exercise of certain warrants.  If the Company fails to comply with the filing and effectiveness deadlines set forth in the Registration Rights Agreement, the Company must pay to the Investor an amount in cash equal to 0.5% of the sum of the aggregate principal amount of the Notes that were exchanged under the applicable Exchange Agreement and the purchase price paid for the Purchased Shares purchased by such Investor under the relevant Exchange Agreement on the date of such failure and each 30 day anniversary thereafter, in an amount not to exceed $1,000,000 in the aggregate.

Simultaneous with the consummation of the transactions contemplated by the Exchange Agreements, the Company received an additional $750,000 from one of the Investors (the “Lending Investor”) in exchange for a senior secured note (the “New Note”).  The New Note is secured by a lien on all of the assets of the Company and its subsidiaries pursuant to the terms of a Security Agreement among the Company, its subsidiaries and the

Lending Investor (the “Security Agreement”).  Interest on the New Note accrues at an annual rate of 12%.  From and after the occurrence and during the continuance of any event of default under the New Note, the interest rate then in effect will be automatically increased to 15% per year.  Interest is payable at maturity of the New Note, which is October 13, 2012.  Upon the occurrence of an event of default, as defined in the New Note, the Lending Investor may require the Company to redeem all or a portion of the New Note.  Upon a Disposition (as defined in the New Note), the Company has agreed to use the Net Proceeds from such Disposition to redeem the New Note.  The New Note contains customary covenants with which the Company must comply.  Each subsidiary of the Company delivered a Guaranty pursuant to which it agreed to guarantee the obligations of the Company under the New Note (the “Guaranty”).

In connection with the closing of the Stock Purchase Agreement, the Company entered into an employment agreement with each of John Long, David Kennedy and Ezra Schneier.  The Company also terminated its employment agreement with Michael Mullarkey, the Company’s former Chief Executive Officer and President, and entered into a new employment agreement with Mr. Mullarkey pursuant to which he became the Executive Vice President, Sales and Marketing of the Company.  Each employment agreement has an initial three-year term that expires on August 13, 2013 and which automatically renews at the end of the initial term and each renewal term for an additional one-year term unless either party provides prior written notice of non-renewal.

Mr. Long will serve as Chief Executive Officer of the Company.  Immediately prior to joining the Company, Mr. Long, age 54, was, and continues to be, a principal in Yardley Capital Advisors, LLC, a private equity investment company.  From October 2008 until May 2010, Mr. Long served as Chief Executive Officer of Excelus HR, Inc.  From July 2003 until June 2007, Mr. Long served as Chief Executive Officer of First Advantage Corporation, a diversified business services company.  Mr. Long will earn an initial base salary of U.S.$250,000.  Upon entering into the employment agreement, Mr. Long received 20,348,798 Restricted Stock Units in the Company (“RSUs”) and options to purchase 10,174,399 common shares exercisable at a price of $0.01977 per share.  Such RSUs and options vest in equal quarterly installments beginning on the three month anniversary of the date of grant; provided, however, that upon a “change of control” (as defined in the employment agreement), all unvested RSUs and options shall automatically vest.  Mr. Long is also eligible to receive an annual bonus for each fiscal year of up 100% of his base salary based on achieving certain goals, which are to be mutually agreed upon, including a prorated bonus for the fiscal year ending May 31, 2010. Such bonus will be payable in cash unless the Board of Directors of the Company or the Compensation Committee of the Board determines, in its sole discretion to pay up to, but not more than, 50% of such bonus in fully vested RSUs.  In the event that Mr. Long is terminated without “cause” or resigns for “good reason” (as such terms are defined in the employment agreement), Mr. Long will be entitled to severance equal to his then current salary for a period of six months following the date of termination, certain benefits for such six-month period and a prorated bonus for the year in which he is terminated.

Mr. Kennedy will serve as Chief Operating Officer of the Company.  Immediately prior to joining the Company, Mr. Kennedy, age 52, was, and continues to be, a principal in Yardley Capital Advisors, LLC.  From October 2008 until May 2010, Mr. Kennedy served as Chief Operating Officer of Excelus HR, Inc.  From July 2003 until June 2007, Mr. Kennedy served as Executive Vice President, Operations of First Advantage Corporation.  From January 2003 until February 2006, Mr. Kennedy served as President of First Advantage’s Background Verification group.  Mr. Kennedy will earn an initial base salary of U.S.$125,000.  Upon entering into the employment agreement, Mr. Kennedy received 10,174,399 RSUs and options to purchase 5,087,200 common shares exercisable at a price of $0.01977 per share.  Such RSUs and options vest in equal quarterly installments beginning on the three month anniversary of the date of grant; provided, however, that upon a “change of control” (as defined in the employment agreement), all unvested RSUs and options shall automatically vest.  Mr. Kennedy is also eligible to receive an annual bonus for each fiscal year of up 100% of his base salary based on achieving certain goals, which are to be mutually agreed upon, including a prorated bonus for the fiscal year ending May 31, 2010. Such bonus will be payable in cash unless the Board of Directors of the Company or the Compensation Committee of the Board determines, in its sole discretion to pay up to, but not more than, 50% of such bonus in fully vested RSUs.  In the event that Mr. Kennedy is terminated without “cause” or resigns for “good reason” (as such terms are defined in the employment agreement), Mr. Kennedy will be entitled to severance equal to his then current salary for a period of six months following the date of termination, certain benefits for such six-month period and a prorated bonus for the year in which he is terminated.

Mr. Schneier will serve as Corporate Development Officer.  Immediately prior to joining the Company, Mr. Schneier, age 49, was, and continues to be, a principal in Yardley Capital Advisors, LLC.  From October 2008 until May 2010, Mr. Schneier served as Vice President of Corporate Development of Excelus HR, Inc.  From July 2003 until June 2007, Mr. Schneier served as Vice President of Corporate Development for First Advantage Corporation.  Mr. Schneier will earn an initial base salary of U.S.$125,000.  Upon entering into the employment agreement, Mr. Schneier received 10,174,399  RSUs and options to purchase 5,087,200 common shares exercisable at a price of $0.01977 per share.  Such RSUs and options vest in equal quarterly installments beginning on the three month anniversary of the date of grant; provided, however, that upon a “change of control” (as defined in the employment agreement), all unvested RSUs and options shall automatically vest.  Mr. Schneier is also eligible to receive an annual bonus for each fiscal year of up 100% of his base salary based on achieving certain goals, which are to be mutually agreed upon, including a prorated bonus for the fiscal year ending May 31, 2010. Such bonus will be payable in cash unless the Board of Directors of the Company or the Compensation Committee of the Board determines, in its sole discretion to pay up to, but not more than, 50% of such bonus in fully vested RSUs.  In the event that Mr. Schneier is terminated without “cause” or resigns for “good reason” (as such terms are defined in the employment agreement), Mr. Schneier will be entitled to severance equal to his then current salary for a period of six months following the date of termination, certain benefits for such six-month period and a prorated bonus for the year in which he is terminated.

Mr. Mullarkey, our former Chief Executive Officer, President and Chairman of the Board, will serve as Executive Vice President, Sales and Marketing.  Mr. Mullarkey will earn an initial base salary of U.S.$200,000.  Upon entering into the employment agreement, Mr. Mullarkey received a one-time bonus of $150,000 in cash payable in twelve equal monthly installments beginning on the five month anniversary of the date of the employment agreement and 7,587,249 fully vested RSUs.  In addition, Mr. Mullarkey received 8,139,519 RSUs and options to purchase 8,139,519 common shares exercisable at a price of $0.01977 per share.  Such RSUs and options vest in equal quarterly installments beginning on the three month anniversary of the date of grant; provided, however, that upon a “change of control” (as defined in the employment agreement), all unvested RSUs and options shall automatically vest.  In addition to his base salary, Mr. Mullarkey is entitled to receive a commission on software sales made by the Company resulting from his and his sales team’s efforts on terms agreed upon by Mr. Mullarkey and the Company.  In the event that Mr. Mullarkey is terminated without “cause” or resigns for “good reason” (as such terms are defined in the employment agreement), Mr. Mullarkey will be entitled to severance equal to his then current salary for a period of six months following the date of termination, certain benefits for such six-month period and a commissions earned but not yet paid.

A copy of the form of Exchange Agreement is attached as Exhibit 10.1.  A copy of the form of Stock purchase Agreement is attached as Exhibit 10.2.  A copy of the New Note is attached as Exhibit 10.3.  A copy of the Security Agreement is attached as Exhibit 10.4.  A copy of the Guaranty is attached as Exhibit 10.5.  A copy of Mr. Long’s employment agreement is attached as Exhibit 10.6.  A copy of Mr. Kennedy’s employment agreement is attached as Exhibit 10.7.  A copy of Mr. Schneier’s employment agreement is attached as Exhibit 10.8.  A copy of Mr. Mullarkey’s employment agreement is attached as Exhibit 10.9.  A copy of the Registration Rights Agreement is attached as Exhibit 4.1.  The descriptions contained herein are qualified by reference to the documents attached hereto.

On August 16, 2010, the Company issued a press release announcing the transactions described above. The full text of such press release is attached hereto as Exhibit 99.1.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Entry into Material Agreement” is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 “Entry into Material Agreement” is incorporated herein by reference.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 “Entry into Material Agreement” is incorporated herein by reference.

In addition, in connection with the consummation of the transactions contemplated by the Exchange Agreements, on August 13, 2010, Thomas Danis and Mitch Tuchman resigned as members of the Board of Directors of the Company.  The Board of Directors appointed in their place Biju Kulathakal and Mr. Long.  Effective as of August 14, 2010, Mr. Mullarkey and Michael Gerrior resigned as members of the Board of Directors and Jeffrey Moss (Chairman) and Denis E. Sutton were appointed in their place.  Upon their appointment to the Board of Directors, each new member was granted 265,000 RSUs and options to purchase 1,350,000 common shares pursuant to the terms of the Company’s 2002 Amended and Restated Stock Option Plan.  The RSUs and options are exercisable on the one year anniversary of the date of their grant.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

4.1	Third Amended and Restated Registration Rights Agreement dated August 13, 2010 among the Company and the Investors

10.1	Form of Exchange Agreement dated August 13, 2010 among the Company and each Investor

10.2	Stock Purchase Agreement dated August 13, 2010 among the Company and the New Management Team

10.3	Senior Secured Note in the original principal amount of $750,000 issued in favor of CCM Master Qualified Fund, Ltd.

10.4	Security Agreement dated as of August 13, 2010 among the Company, each subsidiary of the Company and CCM Master Qualified Fund, Ltd.

10.5	Guaranty dated August 13, 2010 among each subsidiary of the Company in favor of CCM Master Qualified Fund, Ltd.

10.6	Employment Agreement dated August 13, 2010 between the Company and John Long

10.7	Employment Agreement dated August 13, 2010 between the Company and David Kennedy

10.8	Employment Agreement dated August 13, 2010 between the Company and Ezra Schneier

10.9	Employment Agreement dated August 13, 2010 between the Company and Michael Mullarkey

99.1	Press release issued by the Company on August 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: August 18, 2010	By:	/s/ John Long
Name: John Long Title: Chief Executive Officer